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                                                                                                         EXHIBIT 10.01

                                                            SCHEDULE E

                                                  Hyperion Telecommunications, Inc.

                                          Form of Financial Information and Operating Data
                                   of the Subsidiaries and the Joint Ventures Presented by Cluster

Data presented for the fiscal quarter ended:          9/30/96


               Unaudited
                                                North East        Mid-Atlantic        Mid-South         Other Networks     Total


 FINANCIAL DATA (dollars in thousands):
Total Revenue (a)                            $     1,295.8     $        467.1      $       276.5    $      1,212.2    $   3,251.6
Total Capital Expenditures  (b)              $     8,161.0     $     24,264.3      $     4,580.2    $      4,339.8    $  41,345.3
Total EBITDA  (c)                            $        42.7     $     (1,025.8)     $      (193.2)   $        431.1    $    (745.2)

Proportional Revenue *  (d)                  $       728.6     $       184.5       $      174.4     $        342.1    $   1,429.6
Proportional Capital Expenditures *  (d)     $     7,326.3     $    10,778.7       $    3,883.3     $      1,005.3    $  22,993.6
Proportional EBITDA *  (d)                   $       (51.7)    $      (503.0)      $     (120.8)    $        147.0    $    (528.5)

STATISTICAL DATA
(additions for the quarter):
Route Miles                                            147                 87                  -                 6            240
Fiber Miles                                          7,064              4,157                  -               287         11,508
Buildings connected                                     29                120                 44                 -            193
LEC-COs collocated **                                    -                 18                  2                 -             20
Voice Grade Equivalent Circuits                      7,944              6,576              2,856            18,840         36,216

(as of  September 30, 1996)
Route Miles                                          1,084                786                364               653          2,887
Fiber Miles                                         52,054             37,714             17,472            31,331        138,571
Buildings connected                                    294                309                201               297          1,101
LEC-COs collocated **                                    8                 48                 17                16             89
Voice Grade Equivalent Circuits                    101,952             65,664             39,264           109,200        316,080



*  Represents portion of revenue attributable to the Company.
**  Local Exchange Carrier's central office



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